ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:             October 1, 2001 - October 31, 2001

SETTLEMENT DATE:                  15-Nov-01


A.      SERIES INFORMATION

        ADVANTA LEASING RECEIVABLES CORP. VIII AND
        ADVANTA LEASING RECEIVABLES CORP. IX
        EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
        SERIES 1999-1

I.      SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

        (a.)   Beginning Aggregate Contract Principal Balance ...........................................     $ 14,615,403.72
                                                                                                              ---------------
        (b.)   Contract Principal Balance of all Collections allocable to Contracts .....................     $  1,163,297.45
                                                                                                              ---------------
        (c.)   Contract Principal Balance of Charged-Off Contracts ......................................     $     77,963.76
                                                                                                              ---------------
        (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date ..     $ 13,374,142.51
                                                                                                              ---------------

        BALANCES ON THIS SETTLEMENT DATE

        (d.)   Class A Principal Balance as of this
               Settlement Date (Class A Note Factor)                  0.1089119                            $ 10,768,790.32
                                                                      ---------                            ---------------
        (e1.)  Ending Class A-1 Principal Balance                     0.0000000      $             -
                                                                      ---------      ---------------
        (e2.)  Ending Class A-2 Principal Balance                     0.0343649      $  1,323,082.32
                                                                      ---------      ---------------
        (e3.)  Ending Class A-3 Principal Balance                     1.0000000      $  9,445,708.00
                                                                      ---------      ---------------
        (f.)   Ending Class B Principal Balance as of this
               Settlement Date (Class B Note Factor)                  0.2245995                            $  2,605,352.20
                                                                      ---------                            ---------------

II.     COMPLIANCE RATIOS

        (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts ............................    $ 14,331,554.99
                                                                                                              ---------------

        (b.)    CBR of Contracts 1 - 30 days delinquent ..................................................    $  1,672,386.21
                                                                                                              ---------------
        (c.)     % of Delinquent Contracts 1- 30 days as of the related Calculation Date .................              11.67%
                                                                                                              ---------------

        (d.)    CBR of Contracts 31 - 60 days delinquent .................................................    $    795,837.92
                                                                                                              ---------------
        (e.)     % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ...............              5.55%
                                                                                                              --------------

        (f.)    CBR of Contracts 61 - 90 days delinquent .................................................    $    376,110.30
                                                                                                              ---------------
        (g.)     % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ...............               2.62%
                                                                                                              ---------------

        (h.)    CBR of Contracts > 91 days delinquent ....................................................    $    217,391.14
                                                                                                              ---------------
        (i.)     % of Delinquent Contracts > 91 days as of the related Calculation Date ..................               1.52%
                                                                                                              ---------------

        (j1.)   % of Delinquent Contracts 31 days or more as of the related Calculation Date .............               9.69%
                                                                                                              ---------------
        (j2.)   Month 2:         Sep-01 ..................................................................               9.10%
                                ----------                                                                    ---------------
        (j3.)   Month 3:         Aug-01 ..................................................................               8.49%
                                ----------                                                                    ---------------
        (j4.)   Three month rolling average % of Delinquent Contracts 31 days or more ....................               9.09%
                                                                                                              ---------------


        (k1.)   Net Charge-Off % for the related Collection Period (annualized 30/360) ...................               0.00%
                                                                                                              ---------------
        (k2.)   Month 2:          Sep-01 .................................................................               0.00%
                                ----------                                                                    ---------------
        (k3.)   Month 3:          Aug-01 .................................................................               0.00%
                                ----------                                                                    ---------------
        (k4.)   Three month rolling average % for Defaulted Contracts                                                    0.00%
                                                                                                              ---------------
                     *Note:  Current Month Net Charge-off % is negative .9769% reported as zero
                             (October, 2001)


                Does the Cumulative Loss % exceed .........................................................

        (l1.)   The Loss Trigger Level % from Beginning Period to and including 12th
                Collection Period ?  Y or N ...............................................................         n/a
                                                                                                               --------------
        (l2.)   The Loss Trigger Level % from 13th Collection Period to and including 24th
                Collection Period ?  Y or N ...............................................................          n/a
                                                                                                               --------------
        (l3.)   The Loss Trigger Level % from 25th Collection Period and thereafter ?    Y or N ...........          NO
                                                                                                               --------------

        (m1.)   Residual Realization for the related Collection Period ....................................            132.31%
                                                                                                               --------------
        (m2.)   Month 2:         Sep-01 ...................................................................            127.38%
                              ------------                                                                     --------------
        (m3.)   Month 3:         Aug-01 ...................................................................            125.53%
                              ------------                                                                     --------------
        (m4.)   Three month rolling average Residual Realization Ratio ....................................            128.41%
                                                                                                               --------------

        (n.)    Does the three month rolling Residual Realization ratio exceed 100%    Y or N .............           YES
                                                                                                               --------------

III.    FLOW OF FUNDS
        (1.)    The amount on deposit in Available Funds .........................................................    $ 1,810,793.43
                                                                                                                      --------------
        (2.)    The prepayment amounts deposited, if any, by the Issuers'  to the
                Collection Account for removal of defaulted contracts ............................................    $            -
                                                                                                                      --------------

        (3.)    Total deposits in the Collection Account to be used as available funds on this
                Payment Date .....................................................................................    $ 1,810,793.43
                                                                                                                      --------------

        (a.)    To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ........................    $    34,543.57
                                                                                                                      --------------
        (b.)    To the Servicer, the Servicing Fee and miscellaneous amounts, if any .............................    $    12,179.50
                                                                                                                      --------------

                To Series 1999-1 Noteholders:
        (c.)    To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period ..    $    67,164.21
                                                                                                                      --------------

                                Interest on Class A-1 Notes ................      $            -
                                                                                  --------------
                                Interest on Class A-2 Notes .................     $ 12,851.38
                                                                                  -----------
                                Interest on Class A-3 Notes .................     $ 54,312.82
                                                                                  -----------
        (d.)    Interest on Class B Notes for the related period .................................................    $    17,249.02
                                                                                                                      --------------

        (e.)    To Series 1999-1 Noteholders:
                To Class A, the total applicable Principal Payment ...............................................    $   999,457.07
                                                                                                                      --------------

                                Principal Payment to Class A-1 Noteholders ...    $         -
                                                                                  -----------
                                Principal Payment to Class A-2 Noteholders ...    $999,457.07
                                                                                  -----------
                                Principal Payment to Class A-3 Noteholders ...    $         -
                                                                                  -----------
                To Class B for applicable Principal Payment to the extent of the
                Class B Floor ....................................................................................    $  241,804.14
                                                                                                                      --------------


        (f.)    To the Reserve Account:
                The amount needed to increase the amount in the Reserve Account to the Required Reserve ..........    $            -
                                                                                                                      --------------


        (g.)    Upon the occurrence of a Residual Event       the lesser of:
                (A) the remaining Available Funds and ............................      $            -
                                                                                        --------------
                (B) the aggregate amount of Residual
                    Receipts included in Available Funds .........................      $            -
                                                                                        --------------
                To be deposited to the Residual Account ..........................................................    $            -
                                                                                                                      --------------

        (h.)    To the Issuers, as owner of the Pledged Assets, any remaining
                Available Funds on deposit in the Collection Account (the
                "Issuers' Interest") .............................................................................    $   438,395.92
                                                                                                                      --------------

IV.     SERVICER ADVANCES

        (a.)    Aggregate amount of Servicer Advances at the beginning of the Collection Period ..................    $   459,089.54
                                                                                                                      --------------
        (b.)    Servicer Advances reimbursed during the Collection Period ........................................    $    23,260.70
                                                                                                                      --------------
        (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date ..................................................................................    $    34,543.57
                                                                                                                      --------------
        (d.)    Servicer Advances made during the related Collection Period ......................................    $            -
                                                                                                                      --------------
        (e.)    Aggregate amount of Servicer Advances at the end of the Collection
                Period ...........................................................................................    $   401,285.27
                                                                                                                      --------------
        (f.)    Amount of delinquent Scheduled Payments for which Servicer Advances
                were not made ....................................................................................    $            -
                                                                                                                      --------------


V.      RESERVE ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection Period ..............................    $ 1,104,761.18
                                                                                                                      --------------
        (b.)    Amount of interest earnings reinvested for the related Monthly Period ............................    $     2,664.01
                                                                                                                      --------------

        (c.)    Amounts used to cover shortfalls, if any,  for the related Collection Period .....................    $            -
                                                                                                                      --------------

        (d.)    Amounts transferred from the Collection Account, if applicable ...................................    $            -
                                                                                                                      --------------
        (e.)    Balance remaining before calculating Required Reserve Amount .....................................    $ 1,107,425.19
                                                                                                                      --------------

        (f.)    Required Reserve Amount needed as of the related Collection Period ...............................    $ 1,104,761.18
                                                                                                                      --------------

        (g1.)   If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors ....    $     2,664.01
                                                                                                                      --------------
        (g2.)   If (e) is greater than (d), then amount of shortfall .............................................
                                                                                                                      --------------

        (h.)    Amounts on deposit at the end of the related Collection Period (e minus g1) ......................    $ 1,104,761.18
                                                                                                                      --------------

        (i.)    Is the Required Reserve Amount equal to the balance in the Reserve Account
                as of the related Collection period ? Y or N .....................................................        YES
                                                                                                                      --------------


VI.     RESIDUAL ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection Period ..............................    $            -
                                                                                                                      --------------
        (b.)    Amounts transferred from the Collection Account ..................................................    $            -
                                                                                                                      --------------
        (c.)    Amounts used to cover shortfalls for the related Collection Period ...............................    $            -
                                                                                                                      --------------
        (d.)    Amount on deposit at the end of the related Collection Period ....................................    $            -
                                                                                                                      --------------

VII.    ADVANCE PAYMENTS

        (a.)    Beginning aggregate Advance Payments                                                                   $ 216,884.85
                                                                                                                       ------------
        (b.)    Add:  Amount of Advance Payments collected during the related Collection Period                        $ 152,177.38
                                                                                                                       ------------
        (c.)    Add:  Investment earnings for the related  Collection Period                                           $           -
                                                                                                                       -------------
        (d.)    Less: Amount of Advance Payments withdrawn for deposit into Facility Account                           $ 139,011.98
                                                                                                                       -------------
        (e.)    Ending aggregate Advance Payments                                                                      $ 230,050.25
                                                                                                                       -------------


        ADVANTA BUSINESS SERVICES  CORP., as Servicer

        By:            /s/ Mark Shapiro
                       -------------------

        Title:         Asst. Treasurer
                       -------------------

        Date:          11/09/01
                       -------------------